UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AVNET, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AVNET, INC. 2211 SOUTH 47TH STREET PHOENIX, AZ 85034 Your Vote Counts! AVNET, INC. 2022 Annual Meeting Vote by November 16, 2022 11:59 PM ET. For shares held in a Plan, vote by November 14, 2022 11:59 PM ET. D90528-P79680-Z83346 You invested in AVNET, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 17, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Avnet, Inc. Vote in Person or Virtually at the Meeting* November 17, 2022 8:00 AM LST 2211 South 47th Street Phoenix, AZ 85034 www.virtualshareholdermeeting.com/AVT2022 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. V1.1

1. Election of Directors Nominees: 1a. Rodney C. Adkins 1b. Carlo Bozotti 1c. Brenda L. Freeman 1d. Philip R. Gallagher 1e. Jo Ann Jenkins 1f. Oleg Khaykin 1g. James A. Lawrence 1h. Ernest E. Maddock 1i. Avid Modjtabai 1j. Adalio T. Sanchez 2. Advisory vote on executive compensation. 3. Ratification of appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending July 1, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D90529-P79680-Z83346 For For For For For For For For For For For For